                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           September 7, 2006
                                                 -------------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

            KANSAS                           0-22760                 48-1099142
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 (State or other jurisdiction              (Commission              (IRS Employer
       of incorporation)                  File Number)           Identification No.)

              846 N. Mart-Way Court, Olathe, Kansas                     66061
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           (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code            (913) 647-0158
                                                   -----------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.02   Results of Operations and Financial Condition.

     On September 7, 2006, Elecsys Corporation issued a press release announcing its financial results for the quarter ended July 31, 2006. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

     (c)    EXHIBITS. The following exhibits are filed herewith:

            99.1 Press Release dated September 7, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  September 7, 2006
                                       ELECSYS CORPORATION

                                       By: /s/ Todd A. Daniels
                                          ------------------------------------------
                                          Todd A. Daniels
                                          Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                                        Description
--------------                      ------------------------------------------------
     99.1                           Press release dated September 7, 2006